UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2008
DR PEPPER SNAPPLE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

5301 Legacy Drive, Plano, Texas 75204
(Address of principal executive offices and zip code)
(972) 673-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
EX-3.2: AMENDED AND RESTATED BY-LAWS
EX-4.1: SUPPLEMENTAL INDENTURE
EX-4.2: REGISTRATION RIGHTS AGREEMENT JOINDER
EX-10.1: GUARANTY AGREEMENT
EX-10.2: OMNIBUS STOCK INCENTIVE PLAN OF 2008
EX-10.3: ANNUAL CASH INCENTIVE PLAN
EX-10.4: EMPLOYEE STOCK PURCHASE PLAN

Item 1.01. Entry into a Material Definitive Agreement.
     Supplemental Indenture. On May 7, 2008, Dr Pepper Snapple Group, Inc. (the “Company”) entered into a Supplemental Indenture (the “Supplemental Indenture”) with Wells Fargo Bank, N.A., as trustee, and certain of the Company’s domestic subsidiaries (the “Subsidiary Guarantors”). Pursuant to the Supplemental Indenture, each of the Subsidiary Guarantors will guarantee the obligations of the Company under its 6.12% Senior Notes due 2013, 6.82% Senior Notes due 2018 and 7.45% Senior Notes due 2038 on the same terms and conditions set forth in the Indenture, dated April 30, 2008 (the “Indenture”), filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 1, 2008, which is incorporated by reference herein. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the Supplemental Indenture attached hereto as Exhibit 4.1, which is incorporated by reference herein, and the Indenture.
     Registration Rights Agreement Joinder. On May 7, 2008, each of the Subsidiary Guarantors executed a Registration Rights Agreement Joinder (the “Registration Rights Joinder”), pursuant to which each of the Subsidiary Guarantors agrees to be bound by the Registration Rights Agreement, dated April 30, 2008, among the Company and the parties named therein (the “Registration Rights Agreement”), filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on May 1, 2008, which is incorporated by reference herein, in the capacity as “Guarantor” thereunder. The foregoing description of the Registration Rights Joinder is qualified in its entirety by reference to the Registration Rights Joinder attached hereto as Exhibit 4.2, which is incorporated by reference herein, and the Registration Rights Agreement.
     Guaranty Agreement. On May 7, 2008, each of the Subsidiary Guarantors entered into a Guaranty Agreement (the “Guaranty Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent. Pursuant to the Guaranty Agreement, each of the Subsidiary Guarantors agrees to guarantee the obligations of the Company under the Amendment and Restated Credit Agreement, dated April 11, 2008 (the “Credit Agreement”), filed as Exhibit 10.22 to the Company’s Registration Statement on Form 10 filed on April 16, 2008, which is incorporated by reference herein. The foregoing description of the Guaranty Agreement is qualified in its entirety by reference to the Guaranty Agreement attached hereto as Exhibit 10.1, which is incorporated by reference herein, and the Credit Agreement.
     Incentive Plans. In connection with the Company’s separation from Cadbury plc, on May 6, 2008, the Company adopted the following incentive plans for its employees, non-employee directors and consultants:
•	Dr Pepper Snapple Group, Inc. Omnibus Stock Incentive Plan of 2008 (the “Stock Incentive Plan”)

•	Dr Pepper Snapple Group, Inc. Annual Cash Incentive Plan (the “Cash Incentive Plan”)

•	Dr Pepper Snapple Group, Inc. Employee Stock Purchase Plan (the “ESPP”)

A description of the material terms and conditions of each of these incentive plans is included under the section entitled “Management—New Plans” in the Information Statement, dated April 22, 2008 (the “Information Statement”), filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 28, 2008, which is incorporated by reference herein. The description is qualified in its entirety by reference to the Stock Incentive Plan, the Cash Incentive Plan and the ESPP, attached hereto as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, each of which is incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 6, 2008, the Company amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and by-laws (the “Amended and Restated By-Laws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws is included under the section entitled “Description of Capital Stock” in the Information Statement, which is incorporated by reference herein. The description is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws, attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, each of which is incorporated by reference herein.
Item 8.01. Other Events.
     On May 7, 2008, the Company completed its separation from Cadbury plc. The Company’s common stock trades on the New York Stock Exchange under the symbol “DPS.” Further details regarding the Company’s separation from Cadbury plc and the distribution of the Company’s common stock may be found in the Information Statement.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Dr Pepper Snapple Group, Inc.

3.2	Amended and Restated By-Laws of Dr Pepper Snapple Group, Inc.

4.1	Supplemental Indenture, dated May 7, 2008, among Dr Pepper Snapple Group, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee.

4.2	Registration Rights Agreement Joinder, dated May 7, 2008, by the subsidiary guarantors named therein.

10.1	Guaranty Agreement, dated May 7, 2008, among the subsidiary guarantors named therein and JPMorgan Chase Bank, N.A., as administrative agent.

Exhibit Number	Description
10.2	Dr Pepper Snapple Group, Inc. Omnibus Stock Incentive Plan of 2008.

10.3	Dr Pepper Snapple Group, Inc. Annual Cash Incentive Plan.

10.4	Dr Pepper Snapple Group, Inc. Employee Stock Purchase Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.
Date: May 12, 2008	By:	/s/ James L. Baldwin, Jr.
		Name:	James L. Baldwin, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Dr Pepper Snapple Group, Inc.

3.2	Amended and Restated By-Laws of Dr Pepper Snapple Group, Inc.

4.1	Supplemental Indenture, dated May 7, 2008, among Dr Pepper Snapple Group, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee.

4.2	Registration Rights Agreement Joinder, dated May 7, 2008, by the subsidiary guarantors named therein.

10.1	Guaranty Agreement, dated May 7, 2008, among the subsidiary guarantors named therein and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Dr Pepper Snapple Group, Inc. Omnibus Stock Incentive Plan of 2008.

10.3	Dr Pepper Snapple Group, Inc. Annual Cash Incentive Plan.

10.4	Dr Pepper Snapple Group, Inc. Employee Stock Purchase Plan.